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                                                                 EXHIBIT 10.3(A)

                                                               [SAGE LETTERHEAD]

November 11, 2002

R.I. Marsden
c/o 300 Atlantic Street, Suite 302
Stamford,  CT 06901

Dear Robin,

CLARIFYING AMENDMENT TO EMPLOYMENT CONTRACT

I hereby confirm that your existing employment contract is altered to bring it into line with more recent executive contracts. In particular, the first paragraph under Section 10.4 ("Termination by the Company without Cause") is enhanced to include material reduction in compensation, to read as follows:

         "The Company expressly reserves the right to terminate the employment, or materially reduce the responsibilities or compensation, of Executive at any time for no reason or for any reason."

If you are in agreement with the updated terms of employment, please sign below and return one copy.

Yours truly,

H. Louis Shill                                Accepted: /s/ Robin I. Marsden
                                                        ----------------------
Chairman                                      Date:     11/15/02
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cc:      Karen Kindermann, Director of Human Resources